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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 28, 1997

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

            PENNSYLVANIA                            1-977                                    25-0877540
            ------------                        -------------                                ----------
    (State or other jurisdiction               (Commission File                           (I.R.S. Employer
          of incorporation)                         Number)                            Identification Number)


   Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania                        15222-1384
   ------------------------------------------------------------------                        ----------
                (Address of principal executive offices;)                                    (Zip Code)


     Registrant's telephone number, including area code:                                   (412) 244-2000


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Item 5.  Other Events
         ------------

         At Westinghouse Electric Corporation's ("Westinghouse") May 28, 1997 Board of Directors Meeting, the Board adopted a resolution regarding the term of Westinghouse's Shareholder Rights Plan. The Plan currently has a term of ten
(10) years and a termination date of January 2006. The Board adopted a resolution affirming the Board's intention to redeem the Rights in January of 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTINGHOUSE ELECTRIC CORPORATION
                                               (Registrant)

                                    By:  /s/ LOUIS J. BRISKMAN
                                        -------------------------------
                                        Louis J. Briskman
                                        Senior Vice President and
                                        General Counsel

Date:  June 23, 1997